UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2021

GREEN STREAM HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Wyoming	000-53279	20-1144153
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

160 Imlay Street

Brooklyn, NY 11231

(Address of principal executive offices)

(424) 280-4096

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 2459.244a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 2459.244d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 2459.243e-4c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Securities registered pursuant to Section 12(g) of the Act: Common Stock, $.001 par value

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

On February 11, 2021, Green Stream Holdings, Inc. (the “Registrant”) finalized a Settlement Agreement regarding disputes arose among certain parties who alleged they were holders of shares of the Registrant’s preferred stock (the “Eagle Oil Parties”). The Registrant, Madeleine Cammarata, and the Eagle Oil Parties entered a settlement agreement on May 29, 2019 (the “Settlement”). The Settlement required the Eagle Oil Parties to return their preferred shares for cancelation and accept common stock and certain payments. Additionally, the Eagle Oil Parties and others have asserted the existence of certain outstanding promissory notes (the “Notes”) in the approximate, principal amount of $16,427,143 (the “Notes”).

The Settlement was amended on October 10, 2019 and further amended on August 16, 2020, to further provide for the dismissal of an action commenced by the Registrant against the holders of the Notes (the “Action”), to settle the Action, a grant of mutual general releases, the return, cancellation and retirement of the Eagle Oil Parties’ 2,500,000 shares of the Company’s common stock and any and all rights to any and all other securities or debt of the Company including, but not limited the 150,000 shares of Series B Convertible Preferred Stock the Eagle Oil Parties listed in a Schedule 13G filing, plus any rights to any Notes. In consideration for same, the Registrant agreed to pay the Defendants the sum of Two Hundred Thousand Dollars ($200,000) and the parties agreed to not make any disparaging statements about each other. The agreement was amended to extend the payment dates by the Registrant on multiple occasions with partial payments made upon such extensions.

On February 11, 2021, the Registrant made the final payment of $183,000 as full and final payment of the Settlement. Accordingly, the parties have no further rights or obligations as to each other and the Registrant will be retiring all of the securities held by the Eagle Oil Parties.

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GREEN STREAM HOLDINGS INC.

Date: February 11, 2021	By: /s/ James C. DiPrima
Name: James C. DiPrima Title: Chief Executive Officer

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